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                                                                EXHIBIT d(4)(g)

                                AMENDMENT NO. 6
                                       TO
                           FOREIGN COUNTRY SELECTION
              AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                              DELEGATION AGREEMENT


     This Amendment No. 6, dated as of March 18, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

     NOW, THEREFORE, the parties agree as follows;

     The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolios of AIM Equity Funds,
     Inc.:

          AIM Dent Demographic Trends Fund
          AIM Growth and Income Fund


     The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolio of AIM Investment Funds:

          AIM Emerging Markets Fund


     The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolios of AIM Growth Series:

          AIM International Growth Fund
          AIM Worldwide Growth Fund

     In all other respects, the Agreement is hereby confirmed and remains in full force and effect.




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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed by their respective officers on the date first written above.


                                       A I M ADVISORS, INC.



Attest: /s/ P. MICHELLE GRACE          By: /s/ CAROL F. RELIHAN
       ------------------------           -------------------------
        Assistant Secretary                Senior Vice President


AIM ADVISOR FUNDS, INC.                AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                  AIM Asian Growth Fund
AIM Advisor International Value Fund   AIM European Development Fund
AIM Advisor Large Cap Value Fund       AIM International Equity Fund
AIM Advisor MultiFlex Fund             AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund           AIM Global Growth Fund
                                       AIM Global Income Fund
AIM EQUITY FUNDS, INC.
AIM Aggressive Growth Fund             AIM VARIABLE INSURANCE FUNDS, INC.
AIM Blue Chip Fund                     AIM V.I. Aggressive Growth Fund
AIM Capital Development Fund           AIM V.I. Balanced Fund
AIM Charter Fund                       AIM V.I. Capital Appreciation Fund
AIM Constellation Fund                 AIM V.I. Capital Development Fund
AIM Dent Demographic Trends Fund       AIM V.I. Diversified Income Fund
AIM Growth and Income Fund             AIM V.I. Global Growth and Income Fund
AIM Large Cap Growth Fund              AIM V.I. Global Utilities Fund
AIM Weingarten Fund                    AIM V.I. Government Securities Fund
                                       AIM V.I. Growth Fund
AIM FUNDS GROUP                        AIM V.I. Growth & Income Fund
AIM Balanced Fund                      AIM V.I. High Yield Fund
AIM Global Utilities Fund              AIM V.I. International Equity Fund
AIM High Yield Fund                    AIM V.I. Money Market Fund
AIM Income Fund                        AIM V.I. Telecommunications Fund
AIM Money Market Fund                  AIM V.I. Value Fund
AIM Select Growth Fund
AIM Value Fund                         EMERGING MARKETS DEBT PORTFOLIO

AIM INVESTMENT SECURITIES FUNDS        GROWTH PORTFOLIO
AIM High Yield Fund II                 Small Cap Portfolio
                                       Value Portfolio
AIM SPECIAL OPPORTUNITIES FUNDS
AIM Small Cap Opportunities Fund
AIM Mid Cap Opportunities Fund

AIM SUMMIT FUND, INC.


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
GLOBAL INVESTMENT PORTFOLIO                AIM GROWTH SERIES
Global Consumer Products and Services      AIM New Pacific Growth Fund
  Portfolio                                AIM Europe Growth Fund
Global Financial Services Portfolio        AIM Japan Growth Fund
Global Infrastructure Portfolio            AIM Mid Cap Equity Fund
Global Natural Resources Portfolio         AIM Small Cap Growth Fund
                                           AIM Basic Value Fund
GT GLOBAL FLOATING RATE FUND, INC.
(doing business as AIM Floating Rate       GT GLOBAL VARIABLE INVESTMENT
 Fund)                                         TRUST
                                           GT Global Variable Latin America Fund
AIM SERIES TRUST                           GT Global Variable Telecommunications
AIM Global Trends Fund                     Fund
                                           GT Global Variable Growth & Income Fund
FLOATING RATE PORTFOLIO                    GT Global Variable Strategic Income Fund
                                           GT Global Variable Emerging Markets Fund
AIM EASTERN EUROPE FUND                    GT Global Variable Government Income Fund
                                           GT Global Variable U.S. Government Income
AIM INVESTMENT FUNDS                          Fund
AIM Global Government Income Fund          GT Global Variable Infrastructure Fund
AIM Strategic Income Fund                  GT Global Variable Natural Resources Fund
AIM Emerging Markets Debt Fund
AIM Global Growth & Income Fund            GT GLOBAL VARIABLE INVESTMENT
AIM Developing Markets Fund                   SERIES
AIM Latin American Growth Fund             GT Global Variable New Pacific Fund
AIM Global Financial Services Fund         GT Global Variable Europe Fund
AIM Global Health Care Fund                GT Global Variable America Fund
AIM Global Telecommunications Fund         GT Global Variable International Fund
AIM Global Consumer Products and           GT Global Variable Money Market Fund
  Services Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund


Attest: /s/ OFELIA M. MAYO                   By: /s/ ROBERT H. GRAHAM
       ------------------------                 ----------------------------
       Assistant Secretary                      President